Listing Report:Supplement No. 56 dated Mar 08, 2013 to Prospectus dated Feb 04, 2013
File pursuant to Rule 424(b)(3)
Registration Statement Nos. 333-179941 and 333-179941-01
Prosper Funding LLC
Borrower Payment Dependent Notes

Prosper Marketplace, Inc.
PMI Management Rights
This Listing Report supplements the prospectus dated Feb 04, 2013 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") Prosper Funding LLC is currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Feb 04, 2013 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes. As described in the prospectus dated Feb 04, 2013, each Note will come attached with a PMI Management Right issued by Prosper Marketplace, Inc.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 700115
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.49%
Term:	60 months

Lender yield:	21.59%	Borrower rate/APR:	22.59% / 25.10%	Monthly payment:	$698.89

Lender servicing fee:	1.00%	Effective Yield*:	20.01%
		Estimated return*:	11.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1992	Debt/Income ratio:	18%
Credit score:	700-719 (Mar-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	4y 4m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$69,952	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	81%
		Homeownership:	No
Screen name:	purposeful-gain057	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... Debt consolidation

My financial situation:
I am a good candidate for this loan because I have never missed a payment have good credit and solid income.

Monthly net income: $ 19,000
Monthly expenses: $6,700
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 716785
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	7.24%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.71%	Monthly payment:	$73.30

Lender servicing fee:	1.00%	Effective Yield*:	16.79%
		Estimated return*:	9.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-2001	Debt/Income ratio:	32%
Credit score:	740-759 (Feb-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	7y 7m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,536	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	54%
		Homeownership:	Yes
Screen name:	neighborly-transaction957	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: To consolidate credit cards
This loan will be used to...To consolidate credit cards

My financial situation: Very Good
I am a good candidate for this loan because...I have an excellent job and always meet all financial obligations

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 723309
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	12.75%
Term:	36 months

Lender yield:	26.12%	Borrower rate/APR:	27.12% / 31.03%	Monthly payment:	$163.56

Lender servicing fee:	1.00%	Effective Yield*:	23.82%
		Estimated return*:	11.07%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-1987	Debt/Income ratio:	2%
Credit score:	680-699 (Mar-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	5	Current / open credit lines:	2 / 2	Length of status:	1y 5m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 3	Revolving credit balance:	$105	Stated income:	$100,000+
Delinquencies in last 7y:	3	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	dinero-structure1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Motorcycle
Purpose of loan:
This loan will be used to replace my current motorcycle.

My financial situation:
I am a good candidate for this loan because I have a high income, and am looking for a loan to help rebuild my credit rating.

Monthly net income: $7500
Monthly expenses:
Housing: $2200
Insurance: $68.52
Car expenses: $25
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $550
Clothing, household expenses: $150
Credit cards and other loans: $0
Other expenses: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 723473
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.49%
Term:	60 months

Lender yield:	15.99%	Borrower rate/APR:	16.99% / 19.36%	Monthly payment:	$372.71

Lender servicing fee:	1.00%	Effective Yield*:	15.12%
		Estimated return*:	9.63%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1994	Debt/Income ratio:	24%
Credit score:	760-779 (Mar-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	0y 8m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,028	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	50%
		Homeownership:	Yes
Screen name:	wicket482	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: a few high interest credit cards to consolidate
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...I pay my bilss and I am highly motivated to get rid of all my credit card debt.

Monthly net income: $7000
Monthly expenses: $1000
Housing: $2000
Insurance: $100
Car expenses: $0.00 (own car no payment
Utilities: $150
Phone, cable, internet: $250
Food, entertainment: $600
Clothing, household expenses: $200
Credit cards and other loans: $750
Other expenses: $800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 723689
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	15.75%
Term:	36 months

Lender yield:	30.34%	Borrower rate/APR:	31.34% / 35.36%	Monthly payment:	$172.76

Lender servicing fee:	1.00%	Effective Yield*:	27.60%
		Estimated return*:	11.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1996	Debt/Income ratio:	93%
Credit score:	680-699 (Mar-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	5y 11m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$46,741	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	71%
		Homeownership:	No
Screen name:	graceful-marketplace67	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay down credit card debt

My financial situation:
I am a good candidate for this loan because...
I have NO late payments and always pay bills
and I am employed in the finanancial industry where
financial stability is vital.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 723785
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.75%
Term:	12 months

Lender yield:	19.64%	Borrower rate/APR:	20.64% / 28.53%	Monthly payment:	$371.76

Lender servicing fee:	1.00%	Effective Yield*:	17.93%
		Estimated return*:	6.18%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	May-1994	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Mar-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 7	Length of status:	34y 10m
Amount delinquent:	$114	Total credit lines:	21	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$61,875	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Bankcard utilization:	86%
		Homeownership:	Yes
Screen name:	tenacious-yield3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Family Reunion
Purpose of loan:
This loan will be used to help pay for a seven day family cruise to the Caribbean islands. A recent death in the family has caused a severe impact in our family, in order to help re-unite the family a cruise for summer 2013 is being planned. The $4000 will help me tremendously and would save my pockets in the long run.

My financial situation:
I am a good candidate for this loan because I pay all of my outstanding balances not only on time but before the given deadline.

Monthly net income: $7000
Monthly expenses: $78
Housing: $700
Insurance: $443.06
Car expenses: $50
Utilities: $75
Phone, cable, internet: $176.45
Food, entertainment: $310
Clothing, household expenses: $220
Credit cards and other loans: $0
Other expenses: $220
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 723951
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.49%
Term:	36 months

Lender yield:	13.14%	Borrower rate/APR:	14.14% / 17.75%	Monthly payment:	$85.61

Lender servicing fee:	1.00%	Effective Yield*:	12.52%
		Estimated return*:	8.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1997	Debt/Income ratio:	11%
Credit score:	720-739 (Mar-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	13y 0m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,201	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	Yes
Screen name:	best-pound-dolphin	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Dental
Purpose of loan: medical
This loan will be used to... Braces

My financial situation: good
I am a good candidate for this loan because...

Monthly net income: $ 4350.00
Monthly expenses: $ 2,500
Housing: $1483.98- husband pays this
Insurance: $ 600.00/bi annual- husband also pays this
Car expenses: $ 100.00
Utilities: $ 250.00
Phone, cable, internet: $ 300.00
Food, entertainment: $ 400.00
Clothing, household expenses: $ 100.00
Credit cards and other loans: $ 200.00
Other expenses: $ school loans- 450.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 724321
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.49%
Term:	60 months

Lender yield:	11.19%	Borrower rate/APR:	12.19% / 14.45%	Monthly payment:	$178.72

Lender servicing fee:	1.00%	Effective Yield*:	10.76%
		Estimated return*:	7.27%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Mar-1993	Debt/Income ratio:	37%
Credit score:	700-719 (Mar-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 15	Length of status:	6y 2m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,038	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	JaxGM	Borrower's state:	Florida	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	38 ( 100% )	700-719 (Latest)
Principal borrowed:	$6,500.00	< 31 days late:	0 ( 0% )	660-679 (Sep-2011) 660-679 (Aug-2010) 660-679 (Jun-2010) 620-639 (Jul-2009)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	38
Description
Small Business Start-up
Purpose of loan:
This loan will be used to purchase equipment for a new consulting and technology business.

My financial situation:
I am a good candidate for this loan because, I have had two prior prosper loans and have paid them on time without issues. My ability to pay back this loan will be provided by my existing job that I have had for over 6 years. The new business I am starting is part of a partnership and I will be able to maintain my current job while growing the new business.

I had been using some of my credit cards to pay for some of the initial start-up costs, but due to the higher rates I will be paying these down / off and using this prosper loan to purchase the needed equipment. The business is a small LLC with no office and does not have any staff or employees other than my partner and myself, so our expenses are minimal. We expect to have our first set of clients under contract within the next 60-90 days and our average contract will provide a gross revenue of $21,000 a year per client. Even though this is a personal loan and not tied to the new business, we are fully insured and licensed.

My Current Income per month is $4,958
My Expenses are as follows:
Home / Mortgage: $850 ( includes taxes and insurance)
Vehicle: $480 (includes insurance)
- 2011 model with low miles, no expensive maintenance is expected.
Utilities: $500 (includes: Cell Phone, Electric, Cable and Internet)
Student Loan: $95
Credit Cards: $500
Other / Misc. $300
Total Expenses: $2,725
This leaves over $2,000 for minimal living expenses, emergencies, and loan payback.

Thank you for your consideration, I am more than happy to answer any questions or provide more details.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 724429
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.49%
Term:	36 months

Lender yield:	13.14%	Borrower rate/APR:	14.14% / 17.75%	Monthly payment:	$136.98

Lender servicing fee:	1.00%	Effective Yield*:	12.52%
		Estimated return*:	8.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Mar-2013)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,790	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	Yes
Screen name:	cottonfire	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	51 ( 100% )	700-719 (Latest)
Principal borrowed:	$8,500.00	< 31 days late:	0 ( 0% )	740-759 (Mar-2012) 700-719 (Oct-2011) 700-719 (Aug-2008)
Principal balance:	$265.95	31+ days late:	0 ( 0% )
Total payments billed:	51
Description
Business
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 724687
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.24%
Term:	36 months

Lender yield:	5.99%	Borrower rate/APR:	6.99% / 8.33%	Monthly payment:	$108.05

Lender servicing fee:	1.00%	Effective Yield*:	5.90%
		Estimated return*:	4.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	May-1992	Debt/Income ratio:	5%
Credit score:	800-819 (Mar-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	8y 6m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,589	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	6%
		Homeownership:	No
Screen name:	dolletsok	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	800-819 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	800-819 (Dec-2011)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	4
Description
Home improvement
Purpose of loan:
This loan will be used to...
replace subfloor from termite damage and install carpet.
I know 3500 is a little high for carpet but I do not really know the extent of the termite damage....

My financial situation:
I am a good candidate for this loan because...
I do plan to pay it off early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 724699
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.24%
Term:	60 months

Lender yield:	8.49%	Borrower rate/APR:	9.49% / 11.70%	Monthly payment:	$419.94

Lender servicing fee:	1.00%	Effective Yield*:	8.27%
		Estimated return*:	6.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Dec-2000	Debt/Income ratio:	23%
Credit score:	720-739 (Mar-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 14	Length of status:	7y 0m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Pharmacist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,154	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	22%
		Homeownership:	No
Screen name:	truth-hyperdrive9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Dental
Purpose of loan:
This loan will be used to pay for medical expenses.

My financial situation:
I am a good candidate for this loan because I am responsible on paying loans on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 724737
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.49%
Term:	36 months

Lender yield:	13.14%	Borrower rate/APR:	14.14% / 17.75%	Monthly payment:	$68.49

Lender servicing fee:	1.00%	Effective Yield*:	12.52%
		Estimated return*:	8.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Mar-2013)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	16y 2m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$812	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	No
Screen name:	order-antioxidant9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Vacation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 724797
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.25%
Term:	36 months

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$584.25

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-2005	Debt/Income ratio:	29%
Credit score:	720-739 (Mar-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	6y 9m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,705	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Bankcard utilization:	72%
		Homeownership:	Yes
Screen name:	enriching-gain738	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: pay my credit cards
This loan will be used to...

My financial situation:
I am a good candidate for this loan because.im working full time..

Monthly net income: $4400
Monthly expenses$500
Housing: $3000
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 723516
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	6.49%
Term:	60 months

Lender yield:	18.14%	Borrower rate/APR:	19.14% / 21.57%	Monthly payment:	$208.14

Lender servicing fee:	1.00%	Effective Yield*:	17.02%
		Estimated return*:	10.53%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1981	Debt/Income ratio:	Not calculated
Credit score:	820-839 (Mar-2013)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	5y 2m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,857	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	19%
		Homeownership:	Yes
Screen name:	nickel-gala	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Dental
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $10,000
Monthly expenses: $2,000
Housing: $0
Insurance: $100/month
Car expenses: $0
Utilities: $400
Phone, cable, internet: $150
Food, entertainment: $400
Clothing, household expenses: $
Credit cards and other loans: $100
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 723752
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.99%
Term:	36 months

Lender yield:	7.49%	Borrower rate/APR:	8.49% / 9.84%	Monthly payment:	$789.07

Lender servicing fee:	1.00%	Effective Yield*:	7.31%
		Estimated return*:	5.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-2003	Debt/Income ratio:	13%
Credit score:	740-759 (Mar-2013)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,167	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	No
Screen name:	bonus-victor3	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used for improvement of the new house

My financial situation:
I am a good candidate for this loan because i am good at paying the debts..
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 723818
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	12.75%
Term:	36 months

Lender yield:	26.12%	Borrower rate/APR:	27.12% / 31.03%	Monthly payment:	$163.56

Lender servicing fee:	1.00%	Effective Yield*:	23.82%
		Estimated return*:	11.07%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Mar-2013)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	12y 6m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,307	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	No
Screen name:	kind-finance-booster	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... to pay od credit cards

My financial situation:
I am a good candidate for this loan because... it important to me to get my cards paid off and keep them at a low balance

Monthly net income: $ 6,000.
Monthly expenses: $ 5,000
Housing: $1,300.
Insurance: $800.00 year
Car expenses: $600.00
Utilities: $94.00
Phone, cable, internet: $130.
Food, entertainment: $200.
Clothing, household expenses: $100.00
Credit cards and other loans: $500.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 724044
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.75%
Term:	36 months

Lender yield:	24.66%	Borrower rate/APR:	25.66% / 29.54%	Monthly payment:	$401.10

Lender servicing fee:	1.00%	Effective Yield*:	22.54%
		Estimated return*:	10.79%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-1978	Debt/Income ratio:	32%
Credit score:	680-699 (Mar-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	7 / 7	Length of status:	11y 9m
Amount delinquent:	$644	Total credit lines:	32	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$552	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Bankcard utilization:	8%
		Homeownership:	Yes
Screen name:	generous-euro0	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation & Home Improveme
Purpose of loan:
This loan will be used to...combine debts & home improvement

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2965.
Monthly expenses: $
Housing: $824.40
Insurance: $137.38
Car expenses: $
Utilities: $200.
Phone, cable, internet: $150.
Food, entertainment: $200.00
Clothing, household expenses: $100.00
Credit cards and other loans: $100.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 724110
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	7.74%
Term:	60 months

Lender yield:	20.39%	Borrower rate/APR:	21.39% / 23.87%	Monthly payment:	$681.83

Lender servicing fee:	1.00%	Effective Yield*:	18.98%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1994	Debt/Income ratio:	14%
Credit score:	700-719 (Mar-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,880	Stated income:	$100,000+
Delinquencies in last 7y:	1	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	ingenious-affluence749	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Debt Consolidation
This loan will be used to pay off high interest credit card debt.

My financial situation:
I am a good candidate for this loan because I recently completed my MBA and put expenses on the credit cards while completing the program, I'm fully employed and able to pay I'd just like to pay a little less over time, pay off the debt and close the credit cards down. This will help my family and I increase our net monthly income, while servicing a more reasonable debt monthly.

Monthly net income: $11,500
Monthly expenses: $7511
Housing: $1900
Insurance: $151
Car expenses: $550
Utilities: $130
Phone, cable, internet: $80
Food, entertainment: $100
Clothing, household expenses: $100
Credit cards and other loans: $2500
Other expenses: $2000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 724354
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.24%
Term:	36 months

Lender yield:	12.59%	Borrower rate/APR:	13.59% / 17.19%	Monthly payment:	$679.58

Lender servicing fee:	1.00%	Effective Yield*:	12.02%
		Estimated return*:	7.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1996	Debt/Income ratio:	39%
Credit score:	740-759 (Mar-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,609	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Bankcard utilization:	65%
		Homeownership:	Yes
Screen name:	the-robust-income9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 724396
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$16,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.49%
Term:	60 months

Lender yield:	21.59%	Borrower rate/APR:	22.59% / 25.10%	Monthly payment:	$447.29

Lender servicing fee:	1.00%	Effective Yield*:	20.01%
		Estimated return*:	11.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-2000	Debt/Income ratio:	16%
Credit score:	720-739 (Mar-2013)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	5y 7m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,570	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	74%
		Homeownership:	No
Screen name:	affluence-lightning2	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off high rate credit cards, home improvments and have some extra cushion for emergencies...

My financial situation:
I am a good candidate for this loan because i have been with my current employer for over 5 years and i make good money...

Monthly net income: $2, 115
Monthly expenses: $1040 see break down below
Housing: n/a paid by spouse
Insurance: $200.
Car expenses: $300
Utilities: $90
Phone, cable, internet: $150
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $500 (which will be paid off with this loan
Other expenses: n/a
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 724462
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.25%
Term:	60 months

Lender yield:	24.06%	Borrower rate/APR:	25.06% / 27.64%	Monthly payment:	$293.87

Lender servicing fee:	1.00%	Effective Yield*:	22.11%
		Estimated return*:	11.86%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-1995	Debt/Income ratio:	39%
Credit score:	660-679 (Mar-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 17	Length of status:	11y 1m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Other
Public records last 12m / 10y:	3/ 3	Revolving credit balance:	$32,142	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	No
Screen name:	worth-poplar6	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 724572
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$112.51

Lender servicing fee:	1.00%	Effective Yield*:	8.49%
		Estimated return*:	6.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	May-1978	Debt/Income ratio:	8%
Credit score:	740-759 (Mar-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 5	Length of status:	2y 0m
Amount delinquent:	$241	Total credit lines:	10	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,721	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Bankcard utilization:	16%
		Homeownership:	No
Screen name:	hope-stockpiler6	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	740-759 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	0 ( 0% )	740-759 (Jul-2012)
Principal balance:	$6,994.76	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Other
Purpose of loan: Death of wife
This loan will be used to...
pay off funeral services
My financial situation: good
I am a good candidate for this loan because...
i have an existing loan and havent missed a payment
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 724600
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	12.25%
Term:	36 months

Lender yield:	25.39%	Borrower rate/APR:	26.39% / 30.29%	Monthly payment:	$161.99

Lender servicing fee:	1.00%	Effective Yield*:	23.18%
		Estimated return*:	10.93%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-1983	Debt/Income ratio:	14%
Credit score:	640-659 (Mar-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	3y 10m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,160	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	60	Bankcard utilization:	56%
		Homeownership:	No
Screen name:	jimpb	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto
Purpose of loan:
This loan will be used to purchase my mothers car from her. She is 84 and has stopped driving. It is a 1992 Buick Century in excellent condition with only 70,000 miles on it.

My financial situation:
I am a good candidate for this loan because I have almost no financial obligations to speak of. As a hotel General Manager, I live on property and am furnished housing as a part of my contract and have a very minimal amount of debt. I had a bankruptcy almost 5 years ago while unemployed but have recovered completely and have been with the same company now for almost 4 years. I have been rebuilding my credit nicely and would like to continue to do so.

Monthly net income: $ 1730.00
Monthly expenses: $0
Housing: $0
Insurance: $55
Car expenses: $75
Utilities: $0
Phone, cable, internet: $45
Food, entertainment: $150
Clothing, household expenses: $50
Credit cards and other loans: $55
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 724608
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.25%
Term:	36 months

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$194.75

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-1987	Debt/Income ratio:	9%
Credit score:	660-679 (Mar-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	5	Current / open credit lines:	5 / 5	Length of status:	23y 10m
Amount delinquent:	$3,991	Total credit lines:	13	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,603	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	12%
		Homeownership:	No
Screen name:	Improve123	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taxes
Purpose of loan:
This loan will be used to...
Pay a tax bill and small credit card bill
My financial situation:
I am a good candidate for this loan because...recent promotion now as a mortgage underwriter. Happy to say our home is paid off, only yearly taxes and utilities need paying---my income is due to increase and my intention is to pay this loan sooner rather than the full three year term.

Monthly net income: $2100.00
Monthly expenses: $
Housing: $0 paid off
Insurance: $58.00
Car expenses: $0 paid off
Utilities: $200.00
Phone, cable, internet: $200.00
Food, entertainment: $
Clothing, household expenses: $250.00
Credit cards and other loans: $75.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 724630
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	7.24%
Term:	60 months

Lender yield:	19.59%	Borrower rate/APR:	20.59% / 23.05%	Monthly payment:	$268.23

Lender servicing fee:	1.00%	Effective Yield*:	18.29%
		Estimated return*:	11.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-2002	Debt/Income ratio:	51%
Credit score:	680-699 (Mar-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	48	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,020	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	No
Screen name:	new-helpful-bid5	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	680-699 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	0 ( 0% )	740-759 (Jul-2012)
Principal balance:	$7,580.79	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off existing prosper loan PLUS the remainder of my unsecured debt.

My financial situation:
I am a good candidate for this loan because i have never missed a payment on any loan. i have 3 years at my job.

Monthly net income: $4875
Monthly expenses:
Housing: $700
Insurance: $ Health 100% covered by employer, auto $73/month
Car expenses: $480
Utilities: $150
Phone:$115
Food, entertainment: $200-400
Clothing, household expenses: $100+/-
Credit cards and other loans: $484
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 724716
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.24%
Term:	36 months

Lender yield:	14.59%	Borrower rate/APR:	15.59% / 19.24%	Monthly payment:	$174.77

Lender servicing fee:	1.00%	Effective Yield*:	13.82%
		Estimated return*:	8.58%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1995	Debt/Income ratio:	20%
Credit score:	720-739 (Mar-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 17	Length of status:	3y 7m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,279	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	adorable-fund5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Debt consolidation
This loan will be used to pay off a credit card

My financial situation: Aggressively trying to reduce debt
I am a good candidate for this loan because I always pay my bills on time

Monthly net income: $ 3675
Monthly expenses: $ 3005
Housing: $ 1360
Insurance: $ 15
Car expenses: $ 0
Utilities: $ 100
Phone, cable, internet: $ 80
Food, entertainment: $ 400
Clothing, household expenses: $ 100
Credit cards and other loans: $ 950
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 724776
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.99%
Term:	36 months

Lender yield:	9.89%	Borrower rate/APR:	10.89% / 13.70%	Monthly payment:	$65.37

Lender servicing fee:	1.00%	Effective Yield*:	9.56%
		Estimated return*:	6.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1996	Debt/Income ratio:	15%
Credit score:	760-779 (Mar-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 13	Length of status:	5y 1m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Other
Public records last 12m / 10y:	0/ 3	Revolving credit balance:	$7,396	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	25	Bankcard utilization:	39%
		Homeownership:	Yes
Screen name:	proper-auction0	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	760-779 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	740-759 (Dec-2011)
Principal balance:	$2,145.65	31+ days late:	0 ( 0% )
Total payments billed:	14
Description
Home Improvements
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.